Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
12. Goodwill and Other Intangible Assets
The Partnership completed the acquisition of KRT during 2013 for an aggregate cash consideration, net of cash acquired, of $84.7 million, of which $8.2 million was allocated to goodwill primarily due to the strategic location of KRT's operations. As of December 31, 2014 and 2013, goodwill was $8.2 million for our Coal Logistics segment.
The following table summarized the components of gross and net intangible asset balances as of December 31, 2014 and December 31, 2013 (in millions):

		December 31, 2014			December 31, 2013
	Weighted - Average Remaining Amortization Years	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Customer relationships	10	$6.7	$0.7	$6.0	$6.7	$0.1	$6.6
Trade name	4	1.2	0.3	0.9	1.2	—	1.2
Total		$7.9	$1.0	$6.9	$7.9	$0.1	$7.8

Total amortization expense for intangible assets subject to amortization was $0.9 million and $0.1 million for the years ended December 31, 2014 and December 31, 2013, respectively. Based on the carrying value of definite-lived intangible assets as of December 31, 2014, we estimate amortization expense to be $0.8 million in each of the next four years and $0.6 million in the fifth year and all remaining years thereafter.